EXHIBIT 6(d)

               Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated January 18, 1985

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                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

                            (A New York Corporation)

                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW


                  We, the undersigned, William F. Healy and Marion E. Fajen, President and Secretary respectively, of AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK, hereby certify under the seal of the
         Corporation:

     (1) The name of the corporation is AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK.

     (2) The Certificate of Incorporation of AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK was filed with the Department of Insurance on the 16th day of March, 1962.

     (3) The Certificate of Incorporation as now in force and effect is hereby amended to effect the following amendment authorized by Section 805 of the Business Corporation Law. To change the date when the Annual Meeting of the Board of Directors should be held for the purpose of election of officers.

     (4) The first sentence of SECTION 11 of the Certificate of Incorporation is amended to read as follows:

     Section 11. The Annual Meeting of the Board of Directors shall be held in the month of May of each year on a date, time and place which the directors shall set by resolution at the first quarterly meeting held in March of each year.

     (5) The manner in which this amendment to the Certificate of Incorporation was authorized was by the written consent of the sole stockholder of all outstanding shares on September 7, 1984.

     IN  WITNESS  WHEREOF,   the  undersigned  have  executed  and  signed  this
certificate this 18th day of January, 1985.

                                                  /s/ William F. Healy
                                                  ----------------------------
                                                  William F. Healy, President

                                                  /s/ Marion E. Fajen
                                                  ------------------------------
                                                  Marion E. Fajen, Secretary


STATE OF NEW YORK) SS.:
COUNTY OF NEW YORK)

     William F. Healy and Marion E. Fajen, being first duly sworn, depose and say that they are the President and Secretary of AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK and that they have read the foregoing certificate and know the contents thereof and that the statements therein contained are true. Sworn to before me this 18th day of January 1985.

/s/ ROSALIE A. BROWN
--------------------------------------
Notary Public

ROSALIE A. BROWN



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            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

                    Unanimous Consent of Shareholder in Lieu

                                   of Meeting

                                September 7, 1984

         --------------------------------------------------------------

     The undersigned holder of record of 12,500 shares, all of the outstanding Capital Stock of AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK, a New York corporation ("Corporation"), entitled to vote if a Meeting of Shareholders were held, in conformity with Section 615 of the New York Business Corporation Law, hereby adopts and consents to the following action:

     To amend the first sentence of Section 11 the CERTIFICATE OF INCORPORATION as follows:

     Section 11. The Annual Meeting of the Board of Directors shall be held in the month of May of each year on a date, time and place which the directors shall set by resolution at the first quarterly meeting held in March of each year.

     WITNESS the signature of the undersigned this 7th day September, 1984.

                                             AMERICAN INTERNATIONAL GROUP, INC.
                                                  /s/ Marion E. Fajen
                                             By: ______________________________